UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2022

 ALPHA METALLURGICAL RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-38735	81-3015061
(Commission File Number)	(IRS Employer Identification No.)

340 Martin Luther King Jr. Blvd. Bristol, Tennessee 37620
(Address of Principal Executive Offices, zip code)

(423) 573-0300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company      ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01 Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index

Item 5.02. Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2022, the Company announced that its chief executive officer and chairman, David J. Stetson, advised the Company’s board of directors (the “Board”) on August 4, 2022 that he will retire from his role as chief executive officer effective as of the end of the day on December 31, 2022. The Board has determined that he will thereafter serve as executive chairman of the Board.

Also on August 8, 2022, the Company announced that Charles Andrew (“Andy”) Eidson, age 46, who is the Company’s current president and chief financial officer, has been appointed by the Board to serve as the Company’s chief executive officer, effective as of January 1, 2023. In connection with his appointment as chief executive officer, Mr. Eidson will replace Mr. Stetson as the Company’s principal executive officer. The Board also approved an increase in the size of the Board to eight members, and the appointment of Mr. Eidson as a director, also effective as of January 1, 2023. Mr. Eidson will serve as a director of the Company until the Company’s 2023 annual meeting of stockholders, or until his respective successor is elected or qualified or until his earlier resignation or removal.

In connection with the appointment of Mr. Eidson as chief executive officer, the Board has appointed Joshua Todd Munsey who is currently serving the Company as senior vice president and controller, to serve as the Company’s executive vice president and chief financial officer, effective August 9, 2022. Mr. Eidson will step down as chief financial officer at the time of Mr. Munsey’s appointment, but will remain the Company’s president until the effectiveness of his appointment as chief executive officer. In connection with his appointment as chief financial officer, Mr. Munsey will replace Mr. Eidson as the Company’s principal financial officer and principal accounting officer.

The Company further announced that Jason Whitehead, age 44, the Company’s current executive vice president and chief operating officer, has been appointed by the Board to serve as the Company’s president and chief operating officer, effective as of January 1, 2023.

The compensation committee of the Board has not yet made any determinations regarding the compensation that Messrs. Eidson, Munsey and Whitehead will receive in their new roles, and the Board has not made any determination regarding Board committees upon which Mr. Eidson will serve. The Company will provide this information by amendment of this Report within four business days after it becomes available.

Biographical information regarding Messrs. Stetson, Eidson and Whitehead is set forth in the Company’s proxy statement for its 2022 annual meeting of stockholders filed with the U.S. Securities and Exchange Commission on March 30, 2022, and that information is incorporated by reference herein.

Mr. Munsey, age 41, has served as the Company’s senior vice president and controller since August 2016. He was previously senior vice president – tax and external reporting for Alpha Natural Resources, Inc. (“Predecessor Alpha”) from December 2015 to July 2016 and was vice president – tax and external reporting of Predecessor Alpha from April 2015 to December 2015. Mr. Munsey previously served Predecessor Alpha in a number of tax and accounting roles from July 2007. Prior to joining the Company, he was a senior tax analyst with Pricewaterhouse Coopers from August 2004 to July 2007. Mr. Munsey is a certified public accountant in the state of North Carolina and graduated from Milligan College with a bachelor of science in accounting and from Virginia Tech – Pamplin College of Business with a master of science in taxation.

No arrangement or understanding exists between any of Messrs. Stetson, Eidson, Munsey or Whitehead and any other person pursuant to which he was selected to serve in the new positions described above. There have been no related party transactions between the Company or any of its subsidiaries and any of Messrs. Stetson, Eidson, Munsey or Whitehead reportable under Item 404(a) of Regulation S-K. None of Messrs. Stetson, Eidson, Munsey or Whitehead has a family relationship with any of our directors or executive officers.

Item 7.01 Regulation FD Disclosure.

On August 8, 2022, the Company made available a written presentation that management may use from time to time in connection with meetings with current and potential investors. A copy of the presentation is attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the presentation attached hereto are being furnished by the Registrant pursuant to Item 7.01, “Regulation FD Disclosure.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the

Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Investor presentation dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Metallurgical Resources, Inc.

Date: August 8, 2022	By:	/s/ C. Andrew Eidson
Name: C. Andrew Eidson
Title: President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Investor presentation dated August 8, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)